DELAWARE(SM)
INVESTMENTS
-----------

Delaware Growth Opportunities Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT

(Growth of Capital Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             5

Financial Statements

  Statement of Net Assets       6

  Statement of Operations       8

  Statements of Changes in
  Net Assets                    9

  Financial Highlights         10

  Notes to Financial
  Statements                   14


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience

[] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

[] We strive to deliver consistently good performance in all asset classes.

[] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

[] We are committed to providing the highest standards of client service.

[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"BY MARCH 31, 2001, THE OBVIOUSLY WEAKENED ECONOMY AND A DIM PROFIT PICTURE HAD TAKEN A TOLL ON STOCK PERFORMANCE."


Dear Shareholder

May 7, 2001

Recap of Events -- During the six-month period ended March 31, 2001, consumer confidence fell noticeably in the U.S. as the economy threatened to end its 10-year run of sustained growth. An array of economic indicators pointed to a quickly falling economic growth rate in the autumn of 2000, just as corporate profits began to weaken. The result was poor performance for U.S. stocks, and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips.

Throughout the six-month period, major stock indexes, including the S&P 500 Index, seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," as major stock indexes reversed direction for a few weeks and posted gains for the month. However, those gains were quickly negated in February, a month that offered only 19 days of market activity but which saw the S&P 500 Index fall by 9.11%.

By March 31, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the six months ended March 31, 2001, the S&P 500 Index fell 18.74%. By comparison, the technology-heavy Nasdaq Composite Index lost 49.90%.

Delaware Growth Opportunities Fund returned -42.36% during the six-month period ended March 31, 2001 (Class A shares at net asset value with distributions reinvested). Performance was generally in line with that of the Fund's benchmark, the Russell Midcap Growth Index, which fell by 42.50% during the same period. It trailed the Lipper Multi-Cap Growth Fund Average, which fell by 36.94%.


Total Return
For the period ended March 31, 2001                                   Six Months
--------------------------------------------------------------------------------
Delaware Growth Opportunities Fund-- Class A Shares                    -42.36%
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth Fund Average (413 Funds)                       -36.94%
Russell Midcap Growth Index                                            -42.50%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell mid-capitalization companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Past performance does not guarantee future results.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us.

We expect the Federal Reserve Board to continue its current easing cycle until short-term interest rates have reached 4% to 4.5%. We also believe that the desired effects of those continued rate decreases should eventually be felt, and that the Fed is likely to be successful in stimulating the economy in 2001.

As of March 31, 2001, the direction of the economy was still open for debate. Orders for capital goods in the U.S. were still off sharply as calculated through February,* suggesting that businesses are still reluctant to spend on new equipment and software. However, recent economic reports showed consumer confidence rising in March, and the markets responded with some strong days during the final week of the month.

Investors in stocks and stock mutual funds have endured very challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way, and that we expect the stock market to eventually react to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of stronger market performance may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe that current market levels have created some attractive valuations among mid-cap stocks. We think investors who keep with their regular investment plans have every reason to be optimistic that investments made today will show appreciation over the long term. Moving forward, our investment team will continue to manage your Fund with what we believe are fundamentally sound investment strategies, committed to performing the in-depth research you can expect from an exceptional investment company.

As always, we recommend adherence to the time-tested principles of sound investing -- including diversification, maintaining a long-term perspective, assessing risk tolerance, and investing on a regular basis.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

*Source: U.S. Department of Commerce's Bureau of Economic Analysis

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Gerald S. Frey
Senior Portfolio Manager

May 7, 2001

The Fund's Results

Stock prices declined substantially in the six-month period ended March 31, 2001, as many companies issued warnings about the overall economy's impact on their future growth prospects. Although most major indexes posted negative results for the period, growth stocks were particularly hard hit as many investors reassessed their methods of valuing them. The Nasdaq Composite Index experienced one of its worst periods ever, declining 49.90% during the period. The Russell Midcap Growth Index was down as well, falling 42.50%. Our mid-capitalization portfolio also performed poorly during the period, with a -42.36% return (Class A shares at net asset value with distributions reinvested) that closely tracked the benchmark.

Portfolio Highlights

Both technology and telecommunications services were among the worst-performing sectors of the stock market during the six months ended March 31, 2001. Positive performance during the six-month period was limited largely to less economically sensitive sectors of the economy, including areas such as basic materials, consumer staples, and transportation.

The technology sector, which represented the largest weighting in both your Fund and its benchmark at the beginning of the six-month period, was the biggest contributor to the period's negative returns. Many of the stocks that posted strong returns in previous quarters were among the hardest hit during the period. i2 Technologies and PMC-Sierra are two such examples. i2 Technologies, a leading provider of supply-chain management software, had been up 92% for the first nine months of calendar year 2000. As fears grew of a slowdown in corporate technology spending, the stock declined 85% in the six months ended March 31, 2001.

Similarly, PMC-Sierra had been up almost 170% for the first nine months of the year 2000, but declined 84% in the subsequent six months as the company warned about an inventory buildup and a slowdown in demand for its semiconductors. Based on our belief that the reduction in technology-related spending will continue, we have sold off some of our technology holdings and reduced our positions in others. For instance, as of March 31, 2001, the Fund no longer holds PMC-Sierra in its portfolio. These actions, combined with the impact of the overall market's decline, have significantly reduced our technology weighting on both an absolute and relative basis.

As of March 31, 2001, computers and technology stocks comprised 16.69% of the portfolio, still the Fund's largest sector but reduced significantly from six months prior. Electronics and electrical equipment stocks, among your Fund's largest sectors at the start of the six-month period, had been reduced to little more than 1% of net assets on March 31, 2001. Retail stocks, and those in leisure, lodging, and entertainment comprised the Fund's second and third largest sectors.

"BASED ON OUR BELIEF THAT THE REDUCTION IN TECHNOLOGY-RELATED SPENDING WILL CONTINUE, WE HAVE SOLD OFF SOME OF OUR TECHNOLOGY HOLDINGS AND REDUCED OUR POSITIONS IN OTHERS."

Financial and consumer-oriented stocks were the best performing issues during the period. Heller Financial Corporation and Ambac Financial were each up more than 20% during the period. Financial stocks were helped by the Federal Reserve's interest rate cuts during the period, and by continuing merger and acquisition activity. Brinker International, the owner and operator of numerous restaurant chains, and Jack in the Box, are two consumer-oriented stocks in the Fund that posted strong returns during the six-month period.

Outlook

We feel that the current negative stock environment will continue into the near future. We have taken steps to reduce the overall risk of the portfolio by lessening some of our larger technology holdings and replacing them with more defensive-oriented financial and consumer issues.

Longer term, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. Because of this, we will continue to hold those companies that are industry leaders and should be the early beneficiaries of a change in market sentiment. We are also maintaining a relatively high cash position in order to be able to seize the opportunity to purchase stocks of other quality companies.

Delaware Growth Opportunities Fund
Top 10 Holdings
As of March 31, 2001

Company                 Sector                          Percentage of Net Assets
--------------------------------------------------------------------------------
MGIC Investment         Insurance                                 5.17%
--------------------------------------------------------------------------------
Kohl's                  Retail                                    4.42%
--------------------------------------------------------------------------------
Bed Bath & Beyond       Retail                                    4.20%
--------------------------------------------------------------------------------
Ambac Financial         Insurance                                 3.74%
--------------------------------------------------------------------------------
Concord EFS             Computers & Technology                    3.66%
--------------------------------------------------------------------------------
Convergys               Business Services                         3.45%
--------------------------------------------------------------------------------
XL Capital              Banking & Finance                         3.28%
--------------------------------------------------------------------------------
Jack in the Box         Leisure, Lodging & Entertainment          3.22%
--------------------------------------------------------------------------------
SunGard Data Systems    Computers & Technology                    3.18%
--------------------------------------------------------------------------------
Brinker International   Leisure, Lodging & Entertainment          3.17%
--------------------------------------------------------------------------------

FUND BASICS
-----------
As of March 31, 2001

Fund Objective
The Fund seeks long-term capital growth.

Total Fund Net Assets
$664.04 million

Number of Holdings
44

Fund Start Date
March 27, 1986

Your Fund Manager
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols
Class A  DFCIX
Class B  DFBIX
Class C  DEEVX

DELAWARE GROWTH OPPORTUNITIES FUND PERFORMANCE
----------------------------------------------

Average Annual Total Returns
Through March 31, 2001           Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
  Excluding Sales Charge          +18.22%     +10.97%      +10.03%     -43.79%
  Including Sales Charge          +17.76%     +10.31%       +8.74%     -47.02%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge          +11.91%                   +9.27%     -44.20%
  Including Sales Charge          +11.91%                   +9.10%     -46.24%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge          +10.47%                   +9.28%     -44.19%
  Including Sales Charge          +10.47%                   +9.28%     -44.59%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a distribution and service fee of up to 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended March 31, 2001 for Delaware Growth Opportunities Fund's Institutional Class shares were +18.42%, +11.25%, +10.36% and -43.64%, respectively. The Institutional Class shares were originally made available without sales charges only to certain eligible institutional accounts on November 9, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: DFDIX


Dollar Cost-Averaging to Offset Market Volatility

Dollar Cost-Averaging is one of the best ways for long-term investors to offset volatility in a fluctuating market. By investing a fixed amount on a regular basis, without regard to market performance, the average price per share you pay for a mutual fund will be lower than the average share price during the investment period. This holds true because your fixed amount will purchase more shares when the price of the fund is lower and fewer shares when the price is higher.

The Benefit of Dollar Cost-Averaging
--------------------------------------------------------------------------------
                Regular Investment      Share Price      Shares Purchased
--------------------------------------------------------------------------------
                          $  200          $ 25.00                8
--------------------------------------------------------------------------------
                          $  200          $ 20.00               10
--------------------------------------------------------------------------------
                          $  200          $ 12.50               16
--------------------------------------------------------------------------------
                          $  200          $ 20.00               10
--------------------------------------------------------------------------------
                          $  200          $ 25.00                8
--------------------------------------------------------------------------------
                  Totals  $1,000          $102.50               52
--------------------------------------------------------------------------------

Average Share Cost = $19.23 ($1,000 divided by 52 shares purchased) Average Share Price = $20.5 ($102.50 divided by 5 purchases)

-----------
This is a hypothetical example and does not represent the results of investment in any Delaware Investments fund. Actual investments may perform better or worse than this example. Dollar Cost-Averaging does not guarantee a profit or protect against loss. Investors should weigh their ability to invest during periods of market downturn.

Statement of Net Assets

DELAWARE GROWTH OPPORTUNITIES FUND
----------------------------------
                                                         Number of     Market
March 31, 2001 (Unaudited)                                Shares       Value
-------------------------------------------------------------------------------
  Common Stock - 91.78%
  Banking, Finance & Insurance - 23.59%
  Alliance Capital Management .......................    162,500    $ 6,695,000
  Ambac Financial ...................................    391,950     24,861,389
  Charter One Financial .............................    198,700      5,623,210
  Heller Financial ..................................    444,500     15,624,175
  Lehman Brothers ...................................    245,500     15,392,850
  MGIC Investment ...................................    501,800     34,333,156
  Synovus Financial .................................    589,300     15,911,100
  XL Capital ........................................    286,300     21,778,841
  Zions Bancorp .....................................    315,400     16,429,186
                                                                   ------------
                                                                    156,648,907
                                                                   ------------
  Basic Industry & Capital Goods - 2.34%
  PerkinElmer .......................................    295,900     15,519,955
                                                                   ------------
                                                                     15,519,955
                                                                   ------------
  Business Services - 7.80%
 *Cintas ............................................    214,100      8,439,822
 +Convergys .........................................    634,800     22,897,236
 +Fiserv ............................................    254,900     11,454,569
  Robert Half International .........................    402,900      9,004,815
                                                                   ------------
                                                                     51,796,442
                                                                   ------------
  Cable, Media & Publishing - 2.79%
*+Adelphia Communications - Class A .................    457,600     18,532,800
                                                                   ------------
                                                                     18,532,800
                                                                   ------------
  Computers & Technology - 16.69%
*+Affiliated Computer Services ......................    257,900     16,737,709
 +Concord EFS .......................................    596,200     24,295,149
*+i2 Technologies ...................................    228,010      3,320,396
 +JDS Uniphase ......................................    461,320      8,505,588
 +Network Appliance .................................    284,200      4,778,113
 +Palm ..............................................    903,300      7,593,366
 +Peregrine Systems .................................    740,000     14,430,000
 +SunGard Data Systems ..............................    428,300     21,085,208
 +Veritas Software ..................................    217,750     10,068,760
                                                                   ------------
                                                                    110,814,289
                                                                   ------------
  Consumer Products - 1.50%
 +Gemstar-TV Guide International ....................    346,600      9,964,750
                                                                   ------------
                                                                      9,964,750
                                                                   ------------
  Electronics & Electrical Equipment - 1.16%
  Tektronix .........................................    281,800      7,690,322
                                                                   ------------
                                                                      7,690,322
                                                                   ------------
  Healthcare & Pharmaceuticals - 1.52%
 +Genentech .........................................    200,600     10,130,300
                                                                   ------------
                                                                     10,130,300
                                                                   ------------

                                                         Number of     Market
                                                          Shares       Value
-------------------------------------------------------------------------------
  Common Stock (continued)
  Leisure, Lodging & Entertainment - 11.09%
 +Brinker International .............................    754,100   $ 21,046,931
  Darden Restaurants ................................    713,700     16,950,375
 +Jack in the Box ...................................    714,600     21,402,270
 *Royal Caribbean Cruises ...........................    618,600     14,258,730
                                                                   ------------
                                                                     73,658,306
                                                                   ------------
  Retail - 12.58%
 +Bed Bath & Beyond .................................  1,136,300     27,910,369
 +Dollar Tree Stores ................................    527,500     10,162,617
 +Kohl's ............................................    475,700     29,345,933
 +Starbucks .........................................    379,100     16,088,056
                                                                   ------------
                                                                     83,506,975
                                                                   ------------
  Telecommunications - 10.72%
 *American Tower - Class A ..........................    349,600      6,467,600
*+Brocade Communications Systems ....................    203,100      4,242,759
*+CIENA .............................................    230,000      9,573,750
*+Extreme Networks ..................................    547,500      8,327,475
 +Finisar ...........................................    649,200      6,228,263
*+McLeodUSA - Class A ...............................  1,518,500     13,144,515
*+Oni Systems .......................................    496,500      9,681,750
 +Sonus Networks ....................................    531,700     10,609,077
*+XO Communications .................................    414,500      2,901,500
                                                                   ------------
                                                                     71,176,689
                                                                   ------------
  Total Common Stock
    (cost $603,716,479) .............................               609,439,735
                                                                   ------------

                                                       Principal      Market
Delaware Growth Opportunities Fund                       Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 9.43%
With BNP Paribas 5.27% 4/2/01
 (dated 3/30/01, collateralized by
 $11,355,000 U.S. Treasury Bills
 due 6/28/01, market value $11,192,860,
 and $9,899,000 U.S. Treasury Notes
 5.875% due 10/31/01
 market value $10,205,748). ......................   $20,970,000   $ 20,970,000
With Chase Manhattan 5.05% 4/2/01
 (dated 3/31/01, collateralized by
 $1,718,000 U.S. Treasury Notes 6.25%
 due 2/15/03, market value $1,769,459,
 and $3,967,000 U.S. Treasury Notes
 9.375% due 2/15/03, market value
 $4,541,974 and $14,169,000
 U.S. Treasury Notes 6.50% due 3/31/03,
 market value $14,810,804). ......................    20,699,000     20,699,000
With UBS Warburg 5.27% 4/2/01
 (dated 3/31/01, collateralized by
 $21,454,000 U.S. Treasury Bills due
 4/19/01, market value $21,398,608) ..............    20,970,000     20,970,000
                                                                   ------------
Total Repurchase Agreements
 (cost $62,639,000) ..............................                   62,639,000
                                                                   ------------
Total Market Value of Securities -
 101.21% (cost $666,355,479) .....................                  672,078,735

Liabilities Net of Receivables and
 Other Assets - (1.21%) ..........................                   (8,035,634)
                                                                   ------------
Net Assets Applicable to 38,738,352
 Shares Outstanding - 100.00% ....................                 $664,043,101
                                                                   ============
Net Asset Value - Delaware Growth
 Opportunities Fund Class A
 ($584,146,696 / 33,890,277 Shares) ..............                       $17.24
                                                                         ------
Net Asset Value - Delaware Growth
 Opportunities Fund Class B
 ($45,377,452 / 2,889,730 Shares) ................                       $15.70
                                                                         ------
Net Asset Value - Delaware Growth
 Opportunities Fund Class C
 ($9,284,813 / 577,244 Shares) ...................                       $16.08
                                                                         ------
Net Asset Value - Delaware Growth
 Opportunities Fund Institutional Class
 ($25,234,140 / 1,381,101 Shares) ................                       $18.27
                                                                         ------

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ..............                 $698,933,539
Accumulated net investment loss ..................                   (3,697,318)
Accumulated net realized loss
 on investments ..................................                  (36,916,376)
Net unrealized appreciation of investments .......                    5,723,256
                                                                   ------------
Total net assets .................................                 $664,043,101
                                                                   ============
-----------------
*Security is partially or fully on loan. See Note 6 in "Notes to Financial
 Statements".
+Non-income producing security for the period ended March 31, 2001.

Net Asset Value and Offering Price
 per Share - Delaware Growth Opportunities Fund
Net asset value Class A (A) ......................                       $17.24
Sales charge (5.75% of offering or 6.09%
 of the amount invested per share) (B) ...........                         1.05
                                                                         ------
Offering price ...................................                       $18.29
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended March 31, 2001 (Unaudited)               Delaware Growth Opportunities Fund
--------------------------------------------------------------------------------------------
Investment Income:
Dividends ....................................................     $1,356,259
Interest .....................................................      1,196,388
Other income .................................................        277,903   $  2,830,550
                                                                   ----------   ------------
Expenses:
Management fees ..............................................      3,343,740
Distribution expenses ........................................      1,640,196
Dividend disbursing and transfer agent fees and expenses .....        912,623
Accounting and administration expenses .......................        195,734
Reports and statements to shareholders .......................        180,000
Registration fees ............................................         54,000
Custodian fees ...............................................         42,056
Professional fees ............................................         17,196
Trustees' fees ...............................................         16,850
Taxes (other than taxes on income) ...........................          9,444
Other ........................................................        139,172      6,551,011
                                                                   ----------

Less expenses paid indirectly ................................                       (23,143)
                                                                                ------------
Total expenses ...............................................                     6,527,868
                                                                                ------------
Net Investment Loss ..........................................                    (3,697,318)
                                                                                ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments .............................                   (24,738,865)
Net change in unrealized appreciation/depreciation of
 investments .................................................                  (477,360,215)
                                                                                ------------

Net Realized and Unrealized Loss on Investments ..............                  (502,099,080)

Net Decrease in Net Assets Resulting from Operations .........                 $(505,796,398)
                                                                               =============


                             See accompanying notes

Statements of Changes in Net Assets

                                                                     Delaware Growth Opportunities Fund
-------------------------------------------------------------------------------------------------------
                                                                  Six Months             Year
                                                                     Ended               Ended
                                                                    3/31/01             9/30/00
                                                                  (Unaudited)
Increase (Decrease) In Net Assets from Operations:
Net investment loss .......................................    $   (3,697,318)      $  (10,056,131)
Net realized gain (loss) on investments ...................       (24,738,865)         285,934,911
Net change in unrealized appreciation/depreciation
 of investments ...........................................      (477,360,215)         256,890,771
                                                               -----------------------------------
Net increase (decrease) in net assets resulting
 from operations ..........................................      (505,796,398)         532,769,551
                                                               -----------------------------------
Distributions to Shareholders from:
Net realized gain on investments:
 Class A ..................................................      (237,996,893)        (122,411,599)
 Class B ..................................................       (18,897,298)          (5,904,479)
 Class C ..................................................        (3,821,335)          (1,173,935)
 Institutional Class ......................................        (9,686,462)          (3,984,869)
                                                               -----------------------------------
                                                                 (270,401,988)        (133,474,882)
                                                               -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 Class A ..................................................        42,246,334          147,361,693
 Class B ..................................................        11,134,815           38,612,116
 Class C ..................................................         3,302,864           10,674,870
 Institutional Class ......................................        11,104,160           19,674,932

Net asset value of shares issued upon reinvestment of
distributions:
 Class A ..................................................       218,227,395          112,379,223
 Class B ..................................................        17,944,147            5,683,440
 Class C ..................................................         3,599,019            1,146,846
 Institutional Class ......................................         9,684,711            3,655,878
                                                               -----------------------------------
                                                                  317,243,445          339,188,998
                                                               -----------------------------------
Cost of shares repurchased:
 Class A ..................................................       (78,915,102)        (188,506,820)
 Class B ..................................................        (9,786,464)          (9,581,577)
 Class C ..................................................        (2,488,350)          (5,898,225)
 Institutional Class ......................................        (7,593,053)         (14,298,558)
                                                               -----------------------------------
                                                                  (98,782,969)        (218,285,180)
                                                               -----------------------------------
Increase in net assets derived from capital share
 transactions .............................................       218,460,476          120,903,818
                                                               -----------------------------------
Net Increase (Decrease) in Net Assets .....................      (557,737,910)         520,198,487

Net Assets:
Beginning of period .......................................     1,221,781,011          701,582,524
                                                               -----------------------------------
End of period .............................................    $  664,043,101       $1,221,781,011
                                                               ===================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Growth Opportunities Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended
                                                              03/31/01(1)                        Year Ended
                                                             (Unaudited)  9/30/00     9/30/99      9/30/98     9/30/97      9/30/96

Net asset value, beginning of period ......................  $ 40.070  $   26.350     $ 22.470    $ 30.450     $ 30.740    $ 28.870

Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.097)     (0.324)      (0.204)     (0.237)      (0.234)     (0.208)
  Net realized and unrealized gain
    (loss) on investments .................................   (13.898)     19.064        8.014      (1.873)       3.534       5.618
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................   (13.995)     18.740        7.810      (2.110)       3.300       5.410
                                                              ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------
  Total distributions .....................................    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................  $ 17.240     $40.070      $26.350    $ 22.470     $ 30.450    $ 30.740
                                                              ======================================================================

Total return(3) ...........................................   (42.36%)     77.02%       38.64%      (8.28%)      12.44%      21.09%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $584,147  $1,086,472     $649,052    $566,734     $770,207    $923,248
  Ratio of expenses to average net assets .................     1.36%       1.25%        1.37%       1.40%        1.36%       1.35%
  Ratio of net investment loss to average net assets ......    (0.74%)     (0.91%)      (0.83%)     (0.92%)      (0.86%)     (0.74%)
  Portfolio turnover ......................................      122%        123%         114%        115%         105%         72%

--------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Growth Opportunities Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended
                                                             03/31/01(1)                         Year Ended
                                                             (Unaudited)  9/30/00     9/30/99      9/30/98     9/30/97      9/30/96

Net asset value, beginning of period ......................   $37.520     $25.060      $21.680     $29.750      $30.300     $28.680

Income (loss) from investment operations:
  Net investment loss2 ....................................    (0.176)     (0.545)      (0.367)     (0.408)      (0.418)     (0.400)
  Net realized and unrealized gain
    (loss) on investments .................................   (12.809)     18.025        7.677      (1.792)       3.458       5.560
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................   (12.985)     17.480        7.310      (2.200)       3.040       5.160
                                                              ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------
  Total distributions .....................................    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $15.700     $37.520      $25.060     $21.680      $29.750     $30.300
                                                              ======================================================================

Total return(3) ...........................................   (42.58%)     75.81%       37.67%      (8.92%)      11.64%      20.27%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............     $45,377     $79,335      $26,941     $18,470      $20,706     $13,239
  Ratio of expenses to average net assets .................     2.06%       1.95%        2.07%       2.10%        2.06%       2.05%
  Ratio of net investment loss to average net assets ......    (1.44%)     (1.61%)      (1.53%)     (1.62%)      (1.56%)     (1.44%)
  Portfolio turnover ......................................      122%        123%         114%        115%         105%         72%

--------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Growth Opportunities Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                     Period
                                                               Ended                                                     11/29/95(2)
                                                             03/31/01(1)                        Year Ended                    to
                                                             (Unaudited)  9/30/00     9/30/99     9/30/98      9/30/97     9/30/96

Net asset value, beginning of period ......................   $38.180     $25.440      $21.950     $30.050      $30.570     $28.880

Income (loss) from investment operations:
  Net investment loss(3) ..................................    (0.178)     (0.552)      (0.369)     (0.411)      (0.421)     (0.359)
  Net realized and unrealized gain
    (loss) on investments .................................   (13.087)     18.312        7.789      (1.819)       3.491       5.589
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................   (13.265)     17.760        7.420      (2.230)       3.070       5.230
                                                              ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------
  Total distributions .....................................    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $16.080     $38.180      $25.440     $21.950      $30.050     $30.570
                                                              ======================================================================

Total return(4) ...........................................   (42.55%)     75.77%       37.65%      (8.89%)      11.64%      20.38%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $ 9,285     $15,555      $ 5,945     $ 3,576      $ 3,385     $ 1,947
  Ratio of expenses to average net assets .................     2.06%       1.95%        2.07%       2.10%        2.06%       2.05%
  Ratio of net investment loss to average net assets ......    (1.44%)     (1.61%)      (1.53%)     (1.62%)      (1.56%)     (1.44%)
  Portfolio turnover ......................................      122%        123%         114%        115%         105%         72%

----------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Growth Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended
                                                            03/31/01(1)                          Year Ended
                                                            (Unaudited)   9/30/00      9/30/99     9/30/98      9/30/97     9/30/96

Net asset value, beginning of period ......................   $41.810     $27.260      $23.070     $31.010      $31.160     $29.130

Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.058)     (0.227)      (0.131)     (0.160)      (0.152)     (0.123)
  Net realized and unrealized gain
    (loss) on investments .................................   (14.647)     19.797        8.251      (1.910)       3.592       5.693
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................   (14.705)     19.570        8.120      (2.070)       3.440       5.570
                                                              ----------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------
  Total distributions .....................................    (8.835)     (5.020)      (3.930)     (5.870)      (3.590)     (3.540)
                                                              ----------------------------------------------------------------------

Net asset value, end of period ............................   $18.270     $41.810      $27.260     $23.070      $31.010     $31.160
                                                              ======================================================================

Total return(3) ...........................................   (42.28%)     77.55%       39.08%      (7.99%)      12.75%      21.44%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $25,234     $40,419      $19,645     $95,200     $131,319    $178,197
  Ratio of expenses to average net assets .................     1.06%       0.95%        1.07%       1.10%        1.06%       1.05%
  Ratio of net investment loss to average net assets ......    (0.44%)     (0.61%)      (0.53%)     (0.62%)      (0.56%)     (0.44%)
  Portfolio turnover ......................................      122%        123%         114%        115%         105%         72%

------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $10,968 for the period ended March 31, 2001. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended March 31, 2001 were approximately $12,175. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares.

On March 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ............................    $36,356

Dividend disbursing, transfer agent fees,
accounting and other expenses payable to DSC ........................   $177,408

Other expenses payable to DMC and affiliates ........................   $257,929

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees, and employees are paid no compensation by the Fund.

For the period ended March 31, 2001, DDLP earned $44,504 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the period ended March 31, 2001, the Fund made purchases of $537,618,448 and sales of $583,393,663 of investment securities other than U.S. government securities and short-term investments.

At March 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2001, the cost of investments was $666,355,479. At March 31, 2001, the net unrealized appreciation was $5,723,256 of which $124,223,848 related to unrealized appreciation of investments and $118,500,592 related to unrealized depreciation of investments.

--------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                                         Six Months      Year
                                                            Ended       Ended
                                                           3/31/01     9/30/00
Shares sold:
 Class A .............................................   1,625,162    4,215,041
 Class B .............................................     457,061    1,124,104
 Class C .............................................     130,636      304,804
 Institutional Class .................................     358,950      521,545

Shares issued upon reinvestment of distributions:
 Class A .............................................   8,393,465    3,672,805
 Class B .............................................     755,420      197,273
 Class C .............................................     148,007       39,115
 Institutional Class .................................     351,700      114,528
                                                        ----------   ----------
                                                        12,220,401   10,189,215
                                                        ----------   ----------
Shares repurchased:
 Class A .............................................  (3,242,535)  (5,406,894)
 Class B .............................................    (437,255)    (281,853)
 Class C .............................................    (108,775)    (170,243)
 Institutional Class .................................    (296,275)    (390,013)
                                                        ----------   ----------
                                                        (4,084,840)  (6,249,003)
                                                        ----------   ----------
Net increase .........................................   8,135,561    3,940,212
                                                        ==========   ==========

5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2001, or at any time during the period.

--------------------------------------------------------------------------------
6. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with Chase Manhattan Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to (100% of the market value of the securities issued in the United States and 105% of) the market value of securities issued outside the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at March 31, 2001 was $85,581,631 and $87,299,400, respectively. For the period ended March 31, 2001, net income from securities lending was $277,903 and is included in interest income on the Statement of Operations.

7. Credit and Market Risks

The Fund invests a significant portion of its assets in small and medium sized companies and may be subject to certain risks associated with ownership of securities of small and medium sized companies. Investments in small or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global            Tax-Exempt Income
  o Technology and Innovation          o Emerging Markets Fund             o National High-Yield
     Fund                              o Overseas Equity Fund+                Municipal Bond Fund
  o American Services Fund             o International Equity Fund         o Tax-Free USA Fund
  o Select Growth Fund                                                     o Tax-Free Insured Fund
  o Trend Fund                       Current Income                        o Tax-Free USA
  o Growth Opportunities Fund          o Delchester Fund                      Intermediate Fund
  o Small Cap Value Fund               o High-Yield                        o State Tax-Free Funds*
  o U.S. Growth Fund                      Opportunities Fund
  o Tax-Efficient Equity Fund+         o Strategic Income Fund           Stability of Principal
  o Social Awareness Fund              o Corporate Bond Fund               o Cash Reserve
  o Growth Stock Fund                  o Extended Duration                 o Tax-Free Money Fund
                                          Bond Fund
Total Return                           o American Government             Asset Allocation
  o Blue Chip Fund+                       Bond Fund                        o Foundation Funds
  o Devon Fund                         o U.S. Government                      Growth Portfolio
  o Growth and Income Fund                Securities Fund+                    Balanced Portfolio
  o Decatur Equity                     o Limited-Term                         Income Portfolio
     Income Fund                          Government Fund
  o REIT Fund
  o Balanced Fund


*Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

+ Closed to new investors effective April 23, 2001.

DELAWARE
INVESTMENTS(SM)
----------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Thomas F. Madison                           Investment Manager
                                                President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                          Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                                Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                Vice President and Treasurer                London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                             AFFILIATED OFFICERS                         Philadelphia, PA

David K. Downes                                 William E. Dodge                            Shareholder Servicing, Dividend
President and Chief Executive Officer           Executive Vice President and                Disbursing and Transfer Agent
Delaware Investments Family of Funds            Chief Investment Officer, Equity            Delaware Service Company, Inc.
Philadelphia, PA                                Delaware Investments Family of Funds        Philadelphia, PA
                                                Philadelphia, PA
John H. Durham                                                                              2005 Market Street
Private Investor                                Jude T. Driscoll                            Philadelphia, PA 19103-7057
Horsham, PA                                     Executive Vice President and
                                                Head of Fixed Income
John A. Fry                                     Delaware Investments Family of Funds
Executive Vice President                        Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                Richard J. Flannery
                                                President and Chief Executive Officer
Anthony D. Knerr                                Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates          Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC


(4584)
SA-016 [03/01] BUR 5/01                                       Printed in the USA
                                                                           J7077